UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 14, 2011 (April 13, 2011)

NET SAVINGS LINK, INC.
formerly, Calibert Explorations, Ltd.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53346
(Commission File No.)

101 North Garden, Suite 240,
Clearwater Beach, Fl 33755
(Address of principal executive offices and Zip Code)

(727) 442-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                      REGULATION FD DISCLOSURE.

On April 13, 2011, we opened our new headquarters adjacent to Bank of America and the Clearwater Towers in downtown metro Clearwater Florida.  The move enable our company to expanded operations resulting from the completion of several new partner relationships, including customer loyalty and discount deal programs.   Our new executive address is 101 North Garden, Suite 240, Clearwater, Florida 33755.  Our new mailing address is 140 Island Way, Suite 280, Clearwater, Florida 33767.   Our telephone number remains the same (727) 442-2600, however, our new fax number is (727) 442-3900.

ITEM 9.01                      EXHIBITS.

Exhibit	Document Description

99.1	Press Release dated for April 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 14th day of March, 2011.

NET SAVINGS LINK, INC.

BY:	DAVID SALTRELLI
David Saltrelli
President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and a member of the Board of Directors